Amendment to Distribution Agreement

This Amendment to the Distribution Agreement (this “Amendment”), dated May 1, 2012, between MTB Group of Funds, organized as a Trust under the laws of the State of Delaware (the “Fund”) and ALPS Distributor, Inc., a Colorado corporation (“Distributor”). Reference if made hereby to that certain Distribution Agreement dated November 1, 2011 (the “Distribution Agreement”), between MTB Group of Funds (the “Fund”) and ALPS Distributors, Inc. (the “Distributor”)

WHEREAS, the Fund and Distributor have entered into the Distribution Agreement dated as of November 1, 2011;

WHEREAS, due to reorganization activity, the Fund has experienced a change to its name and changes to the number of separate portfolio series of the Fund;

WHEREAS, the Fund wishes to continue to employ the services of the Distributor in connection with the promotion and distribution of shares of the Fund; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effective after the close of business March 9, 2012, the MTB Group of Funds changed its name to Wilmington Funds. All references to MTB Group of Funds are deleted and replaced with Wilmington Funds.

2. Effective as of March 12, 2012, Schedule A (List of Portfolios) of the Agreement is hereby deleted in its entirety and replaced with a new Schedule A (List of Portfolios) attached hereto.

3. Effective as of March 12, 2012, Exhibit A of the Agreement is hereby deleted in its entirety and replaced with a new Exhibit A attached hereto.

4. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

ALPS DISTRIBUTORS, INC.	WILMINGTON FUNDS

By: /s/ Thomas A. Carter	By: /s/ Michael D. Daniels

Name: Thomas A. Carter	Name: Michael D. Daniels

Title: President	Title: Vice President

SCHEDULE A TO THE DISTRIBUTION AGREEMENT

List of Portfolios

as Amended May 1, 2012

Class A Shares and Class I Shares

Wilmington Strategic Allocation Moderate Fund

Wilmington Broad Market Bond Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Multi-Manager International Fund

Wilmington Large Cap Growth Fund

Wilmington Large Cap Value Fund

Wilmington Maryland Municipal Bond Fund

Wilmington Mid Cap Growth Fund

Wilmington New York Municipal Bond Fund

Wilmington Pennsylvania Municipal Bond Fund

Wilmington Short Duration Government Bond Fund

Wilmington Short-Term Corporate Bond Fund

Wilmington Small Cap Growth Fund

Wilmington Rock Maple Alternatives Fund

Wilmington Municipal Bond Fund

Wilmington Multi-Manager Real Asset Fund

Wilmington Large-Cap Strategy Fund

Wilmington Small-Cap Strategy Fund

Wilmington Strategic Allocation Aggressive Fund

Wilmington Strategic Allocation Conservative Fund

Wilmington Virginia Municipal Bond Fund

Class C Shares

Wilmington Small Cap Growth Fund

Wilmington Intermediate-Term Bond Fund

Wilmington Short Duration Government Bond Fund

Wilmington Short-Term Corporate Bond Fund

Service Class Shares, Select Class Shares and Administrative Class Shares

Wilmington Prime Money Market Fund

Wilmington Tax-Exempt Money Market Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

Institutional Class Shares

Wilmington Prime Money Market Fund

Wilmington U.S. Government Money Market Fund

Variable Annuity Funds

Wilmington Managed Allocation Fund - Moderate Growth II

Exhibit A TO THE DISTRIBUTION AGREEMENT

as Amended May 1, 2012

Class A Shares

Maximum Initial Sales Load: As Noted
Advance Commission:	None, Except As Noted
Rule 12b-1 Fee:	0.25%*
Shareholder Services Fee:	0.25%*

*	These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

Maximum Initial Sales Load of 5.5%

Fund	CUSIP
Wilmington Strategic Allocation Moderate Fund	97181C746
Wilmington Multi-Manager International Fund	97181C795
Wilmington Large Cap Growth Fund	97181C696
Wilmington Large Cap Value Fund	97181C720
Wilmington Mid Cap Growth Fund	97181C670
Wilmington Small Cap Growth Fund	97181C654
Wilmington Rock Maple Alternatives Fund	97181C324
Wilmington Strategic Allocation Aggressive Fund	97181C373
Wilmington Strategic Allocation Conservative Fund	97181C357
Wilmington Multi-Manager Real Asset Fund	97181C449
Wilmington Large-Cap Strategy Fund	97181C423
Wilmington Small-Cap Strategy Fund	97181C399

Maximum Initial Sales Load of 4.5%

Fund	CUSIP
Wilmington Broad Market Bond Fund	97181C829
Wilmington Intermediate-Term Bond Fund	97181C852
Wilmington Maryland Municipal Bond Fund	97181C548
Wilmington New York Municipal Bond Fund	97181C589
Wilmington Pennsylvania Municipal Bond Fund	97181C563
Wilmington Virginia Municipal Bond Fund	97181C522
Wilmington Municipal Bond Fund	97181C464

Maximum Initial Sales Load of 1.75%

Fund	CUSIP
Wilmington Short Duration Government Bond Fund	97181C779
Wilmington Short-Term Corporate Bond Fund	97181C621

Class C Shares

Initial Sales Load:	None
Advance Commission:	1.00%
Rule 12b-1 Fee:	1.00%* (payable the 13th month after purchase)
Shareholder Services Fee:	0.25%*

*	These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

Fund	CUSIP
Wilmington Small Cap Growth Fund	97181C647
Wilmington Intermediate-Term Bond Fund	97181C837
Wilmington Short Duration Government Bond Fund	97181C753
Wilmington Short-Term Corporate Bond Fund	97181C613

Class I Shares

Initial Sales Load:	None
Advance Commission:	None
Rule 12b-1 Fee:	None
Shareholder Services Fee:	0.25%*

*	These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

Fund	CUSIP
Wilmington Strategic Allocation Moderate Fund	97181C738
Wilmington Broad Market Bond Fund	97181C811
Wilmington Intermediate-Term Bond Fund	97181C845
Wilmington Multi-Manager International Fund	97181C787
Wilmington Large Cap Growth Fund	97181C688
Wilmington Large Cap Value Fund	97181C712
Wilmington Maryland Municipal Bond Fund	97181C530
Wilmington Mid Cap Growth Fund	97181C662
Wilmington New York Municipal Bond Fund	97181C571
Wilmington Pennsylvania Municipal Bond Fund	97181C555
Wilmington Short Duration Government Bond Fund	97181C761
Wilmington Short-Term Corporate Bond Fund	97181C597
Wilmington Small Cap Growth Fund	97181C639
Wilmington Rock Maple Alternatives Fund	97181C332
Wilmington Municipal Bond Fund	97181C456
Wilmington Multi-Manager Real Asset Fund	97181C431
Wilmington Large-Cap Strategy Fund	97181C415
Wilmington Small-Cap Strategy Fund	97181C381
Wilmington Strategic Allocation Aggressive Fund	97181C365
Wilmington Strategic Allocation Conservative Fund	97181C340

Service Class Shares

Initial Sales Load:	None
Advance Commission:	None
Rule 12b-1 Fee:	0.25%*
Shareholder Services Fee:	0.25%*

*	These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

Fund	CUSIP
Wilmington Prime Money Market Fund	97181C100
Wilmington Tax-Exempt Money Market Fund	97181C878
Wilmington U.S. Government Money Market Fund	97181C506
Wilmington U.S. Treasury Money Market Fund	97181C498

Select Class Shares

Initial Sales Load:	None
Advance Commission:	None
Rule 12b-1 Fee:	None
Shareholder Services Fee:	0.25%*

*	These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

Fund	CUSIP
Wilmington Prime Money Market Fund	97181C308
Wilmington Tax-Exempt Money Market Fund	97181C886
Wilmington U.S. Government Money Market Fund	97181C704
Wilmington U.S. Treasury Money Market Fund	97181C514

Administrative Class Shares

Initial Sales Load:	None
Advance Commission:	None
Rule 12b-1 Fee:	0.25%*
Shareholder Services Fee:	0.25%*

*	These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

Fund	CUSIP
Wilmington Prime Money Market Fund	97181C407
Wilmington Tax-Exempt Money Market Fund	97181C860
Wilmington U.S. Government Money Market Fund	97181C803
Wilmington U.S. Treasury Money Market Fund	97181C480

Institutional Class Shares

Initial Sales Load:	None
Advance Commission:	None
Rule 12b-1 Fee:	None
Shareholder Services Fee:	None

Fund	CUSIP
Wilmington Prime Money Market Fund	97181C209
Wilmington U.S. Government Money Market Fund	97181C605